Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

4RD AMENDMENT TO THE SERVICES AGREEMENT BETWEEN BOTTOMLINE TECHNOLOGIES, INC. AND BANK OF AMERICA, N.A.

Supplier Name:	Bottomline Technologies (de), Inc.	Agreement Number:	CW136262
Supplier Address:	325 Corporate Drive Portsmouth, NH 03801 United States	Addendum Number:	CW323059
Supplier Telephone:	1-603-436-0700	Addendum Effective Date:	September 15, 2011

This Amendment, made and entered into this 15th day of September, 2011 by and between BOTTOMLINE TECHNOLOGIES, INC. (hereinafter referred to as “Tech”) and BANK OF AMERICA, N.A. (hereinafter referred to as “Bank”).

WITNESSETH:

WHEREAS, Tech, as a subcontractor of the Bank, currently provides PayMode Processing Services to Bank Customers pursuant to the Services Agreement (CW 136262) (the “Agreement”);

WHEREAS, Schedule A and Schedule D of the Services Agreement were amended to add Paymode-X for Invoicing to the PayMode Processing Services as an Enhancement available to Bank’s Customers via a Second Amendment to the Agreement dated September 27, 2010.

WHEREAS, the parties desire to further amend Schedule A and Schedule D to add further Enhancements to Paymode-X for Invoicing;

NOW, THEREFORE, in consideration of the premises hereof and the mutual benefits to be derived hereby, the Agreement is hereby amended by adding the following provisions as follows:

A. Amendment to Schedule A, Section 2 (Description of Services):

The table titled “Processing Services” is herby amended to add a 10th row as set forth below:

10	Paymode-X [**]	Paymode-X [**], client’s utilizing Paymode-X [**] may negotiate [**] payment terms on [**] using the Paymode-X portal to offer [**] and/or accept [**] offers. [**] offers may be made by the client or by the supplier.

B. Amendment to Appendix A to Schedule A (PayMode Services), Section I (Key Features and Functions):

Subsection “L” of Section “I” (Key Features and Functions) of Appendix A to Schedule A (PayMode Services) is amended to append the following [**] services to the current description of “[**]” in Subsection c, viii:

Implementation of [**] for a Client consists of Tech assigning an implementation manager to work with the client to establish [**] that the client would like to present to designated suppliers and provide reasonable training regarding to the features and functions of Paymode-X [**].

Tech’s supplier on-boarding services will include enrollment support for suppliers targeted as [**] prospects. Tech will work with the Client to segments the Client’s supplier base and identify target suppliers for [**].

C. Amendment to Schedule D (Service Fees):

Section “10” of Schedule D (Service Fees) is amended to append the following fees for Paymode-X for Invoicing:

Additional Service Fees for PayMode-X [**]:

[**]:	$	[**]

[**] Client Fee (Note 1):		[**]

Note 1:

Paymode-X [**] will assess, on behalf of the Bank, a fee of between [**] to [**]% of each [**] that is offered and achieved by the client. The percentage charged to the client will vary by client based solely on the discretion of the Bank. Bank will be charged by Tech a fee equal to [**]% of the [**] fee assessed to each client. For example, if a supplier agreed to a [**] on a $[**], the client’s [**] would be $[**]. The client, priced at [**]% of [**], will be charged a fee of $[**]. Bank will be charged $[**] by Tech pursuant to Section 10 of Schedule D.

D. Inconsistencies: In the event of any inconsistencies in the terms of the Services Agreement and this Amendment, the terms of this Amendment shall control with respect to the provisions set out herein.

E. All Other Provisions: Except as to the terms amended by this Amendment, all other terms and conditions of the Services Agreement are declared by the parties to be in full force and effect, and except as otherwise provided in this Amendment, all defined terms used in this Amendment shall have the meanings set forth for such terms in the Services Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives this 15th day of September 2011.

(“Bank”)	(“Tech”)
Bank of America, N.A.	Bottomline Technologies (de), Inc.

/s/ Dani Folsom 9/20/11	/s/ Eric Morgan 9/20/11
Signature Date	Signature Date

Dani Folsom	Eric Morgan
(Printed Name)	(Printed Name)

VP, Sourcing Manager	VP, Global Controller
(Title)	(Title)